UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 12, 2009

A&J VENTURE CAPITAL GROUP, INC.

(Exact Name of small business issuer as specified in its charter)

Nevada

(State of Incorporation)

333-146441

(Commission File No.)

75-3260541

(IRS Employer ID Number)

Sickingenstrasse 18, Heidelberg, Germany, 69126

(Address of principal executive offices)

+49 6221 7195661

(Registrant's telephone number, including area code)

ALCO ENERGY CORP.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

Item 5.03  Amendments to Articles of Incorporation or Bylaws.

On May 20, 2009, the board of directors of Alco Energy Corp. (“Alco”) approved an amendment to Alco's articles of incorporation to change the name of the corporation from "Alco Energy Corp." to "A&J Venture Capital Group, Inc.".  The name change amendment was approved by the board of directors and by a majority of the shareholders.  The name change amendment was filed with the Secretary of State of Nevada and became effective on June 4, 2009.

Item 8.01  Other Events

A new ticker symbol for the name change from Alco Energy Corp. to A&J Venture Capital Group, Inc. will be made effective upon FINRA approval.

Item 9.  Financial Statements and Exhibits

(c)  Exhibits

Number

Exhibit

3.4

Certificate of Amendment filed with the Secretary of State of the State of Nevada effecting changing the name of the corporation from Alco Energy Corp. to A&J Venture Capital Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALCO ENERGY CORP.

By:  /s/ Andreas Klimm

Andreas Klimm

President

Date: June 14, 2009

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